UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2004

HCA INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction	001-11239 (Commission	75-2497104 (IRS Employer
of incorporation)	File Number)	Identification No.)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 22, 2004, HCA Inc. issued a press release announcing, among other matters, its results of operations for the third quarter ended September 30, 2004, the text of which is set forth as Exhibit 99.1.

ITEM 7.01.  REGULATION FD DISCLOSURE

     On October 22, 2004, HCA Inc. issued a press release announcing, among other matters, its results of operations for the third quarter ended September 30, 2004, the text of which is set forth as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)

Exhibit
Number	Exhibit Title
99.1	Press Release dated October 22, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ R. MILTON JOHNSON

R. Milton Johnson Executive Vice President and Chief Financial Officer

DATED: October 22, 2004

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release dated October 22, 2004